Exhibit 10.1

SECOND AMENDMENT TO

CREDIT AGREEMENT
DATED AS OF
NOVEMBER 2, 2020

AMONG

RATTLER MIDSTREAM LP,
AS PARENT,
RATTLER MIDSTREAM OPERATING LLC,
AS BORROWER,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,

THE LENDERS PARTY HERETO, AND
WELLS FARGO SECURITIES, LLC,
CREDIT SUISSE SECURITIES (USA) LLC,
JPMORGAN CHASE BANK, N.A., AND
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 2, 2020, is among: Rattler Midstream LP, a Delaware limited partnership (the “Parent”); Rattler Midstream Operating LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent, the Borrower, the Administrative Agent, and the Lenders are parties to that certain Credit Agreement, dated as of May 28, 2019 (as amended and supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants, and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined below), as follows:
2.1    Amendments to Section 1.02.
(a)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, and the Security Instruments.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Parent, the Borrower, the other Guarantors party thereto, the Administrative Agent, and the Lenders party thereto.
“Second Amendment Effective Date” means November 2, 2020.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
2.2    Amendments to Section 9.04(a). Section 9.04(a) of the Credit Agreement is
hereby amended by (a) deleting the reference to “and” at the end of clause (viii) therein, (b) replacing the reference to “.” with “; and” at the end of clause (ix) therein and (c) adding a new clause (x) thereto immediately following clause (ix) thereof to read as follows:

(x)    commencing on the Second Amendment Effective Date, (1) the Parent may make Restricted Payments other than dividends and distributions in an aggregate amount not to exceed $200,000,000; provided that both prior to and after giving pro forma effect thereto (including any Borrowings made in connection with any such Restricted Payment), (A) no Default or Event of Default has occurred and is continuing, (B) the Consolidated Total Leverage Ratio does not exceed 3.00 to 1.00, and (C) Availability is equal to or greater than $400,000,000 and (2) the Borrower may make Restricted Payments to the Parent.
2.3    Amendment to Section 12.17. Section 12.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 12.17    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
Section 3.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1    The Administrative Agent shall have received from Lenders constituting Majority Lenders, the Guarantors, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect following the effectiveness of this Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:

(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
4.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
4.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.9    Loan Document. This Amendment is a Loan Document.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	RATTLER MIDSTREAM OPERATING LLC

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

GUARANTORS:	RATTLER MIDSTREAM LP

	By:	Rattler Midstream GP LLC, its General Partner

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

TALL CITY TOWERS LLC

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

RATTLER OMOG LLC

	By:	Rattler Midstream Operating LLC, its sole member

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

RATTLER AJAX PROCESSING LLC

By:	Rattler Midstream Operating LLC, its sole member

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT,	WELLS FARGO BANK, NATIONAL
ISSUING BANK AND LENDER:	ASSOCATION, as Administrative Agent, Issuing
Bank and as a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Managing Director

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Authorized Officer
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CITIBANK, N.A.

	By:	/s/ Jeff Ard
	Name:	Jeff Ard
	Title:	Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ John Engel
	Name:	John Engel
	Title:	Vice President
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Christopher Kuna
	Name:	Christopher Kuna
	Title:	Senior Director

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	TRUIST BANK, successor by merger to SunTrust
Bank, as a Lender

	By:	/s/ Samantha Sanford
	Name:	Samantha Sanford
	Title:	Vice President
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH

	By:	/s/ Scott Nickel
	Name:	Scott Nickel
	Title:	Director
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Senior Vice President
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	GOLDMAN SACHS BANK USA

	By:	/s/ Mahesh Mohan
	Name:	Mahesh Mohan
	Title:	Authorized Signatory
SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT